SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) August 8, 2002

                       SunBank Resorts International, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

           000-32755                                         86-1024732
   ------------------------                              ----------------
   (Commission File Number)                              (I.R.S. Employer
                                                         Identification No.)

  25631 N Ranch Gate Road, Scottsdale, AZ                     85255
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(Address of Principal Executive Offices)                    (Zip Code)


                                 (480) 473-2513
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              (Registrant's Telephone Number, Including Area Code)

             7150 E Camelback Road, Suite 455, Scottsdale, AZ 85251
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

The corporate address has been changed from 7150 E Camelback Road, Scottsdale, AZ 85251 to 25631 N. Ranch Gate Road, Scottsdale, AZ 85255.

The corporate telephone number has been changed from (480) 941-9700 to (480) 473-2513.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SunBank Resorts International, Inc.
                                             (Registrant)

Date: August 8, 2002                         /s/ David Letourneau
                                             -----------------------------------
                                                 David Letourneau, President and
                                                 Director